UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

Veritone, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38093	47-1161641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Platte Street 2nd Floor
Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Veritone, Inc. (the “Company”) was held on June 8, 2023. Of the 36,597,650 shares of the Company’s common stock issued and outstanding and entitled to vote at the meeting, there were present at the meeting, in person or by proxy, the holders of 24,674,448 shares of common stock, representing approximately 67.42% of the total number of shares entitled to vote at the meeting. The following five proposals were presented and voted on at the meeting:

Proposal 1

To elect two nominees, Chad Steelberg and Ryan Steelberg, as Class III directors, to serve on the Company’s Board of Directors (the “Board”) for a three-year term expiring at the Company’s annual meeting of stockholders in 2026. The two nominees were elected by a plurality of the total votes cast. The voting results were:

Nominee	For	Withheld	Broker Non-Votes
Chad Steelberg	11,830,128	3,558,207	9,286,113
Ryan Steelberg	13,434,658	1,953,677	9,286,113

Proposal 2

To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Such proposal was approved by a majority of the total votes cast. The voting results were:

For	Against	Abstain	Broker Non-Votes
24,519.569	124,166	30,713	–

Proposal 3

To approve, on an advisory basis, the compensation of the Company’s named executive officers. Such proposal was approved, on an advisory basis, by a majority of the total votes cast. The voting results were:

For	Against	Abstain	Broker Non-Votes
13,828,029	1,545,973	14,333	9,286,113

Proposal 4

To approve, on an advisory basis, the frequency of future advisory votes on the Company’s named executive officer compensation. The Company’s stockholders approved, on an advisory basis, a one year frequency for future advisory votes on the Company’s named executive officer compensation. The voting results were:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
14,621.249	70,695	674,038	22,353	9,286,113

After considering the results of the advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation at the Annual Meeting, the Board determined that the Company will hold an advisory vote on named executive officer compensation annually until the next required vote on the frequency of such votes.

Proposal 5

To approve the Company’s 2023 Equity Incentive Plan. Such proposal was approved by a majority of the total votes cast. The voting results were:

For	Against	Abstain	Broker Non-Votes
11,415,213	3,892,945	80,177	9,286,113

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritone, Inc.

Date:	June 9, 2023	By:	/s/ Michael L. Zemetra
Michael L. Zemetra Executive Vice President, Chief Financial Officer and Treasurer